Equity-settled share-based transactions - Schedule of fair value of RSUs and assumptions (Details) - Restricted share units	12 Months Ended
Dec. 31, 2021 $ / shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Exercise price (in US dollar per share)	$ 0.01
Expected option life	1 year
Expected dividends	0.00%
Likelihood of achieving a redemption event	5.00%
Likelihood of achieving a liquidity event	5.00%
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Disclosure of terms and conditions of share-based payment arrangement [line items]
Fair value at measurement date (in US dollar per share)	$ 13.89
Share price (in US dollar per share)	$ 13.89
Expected volatility	41.03%
Risk-free interest rate	1.00%
Top of range
Disclosure of terms and conditions of share-based payment arrangement [line items]
Fair value at measurement date (in US dollar per share)	$ 18.91
Share price (in US dollar per share)	$ 18.91
Expected volatility	44.26%
Risk-free interest rate	1.13%